                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 13, 1998
                                 Date of Report
                        (Date of earliest event reported)



                          TBA ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                0-22582                               62-1535897
    (State or other jurisdiction                    (Commission                           (IRS Employer
          of incorporation)                         File Number)                       Identification No.)

                           402 Heritage Plantation Way
                            Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                      38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 13, 1998, TBA Entertainment Corporation (the "Company") sold its fifty-one percent (51%) interest in a group of affiliated entertainment entities known as Avalon West Coast (collectively, the "Avalon West Coast Entities") to SFX Entertainment, Inc. ("SFX"). The Avalon West Coast Entities include New Avalon, Inc., a California corporation, TBA Media, Inc., a California corporation, West Coast Amphitheater Corp., a California corporation, and Irvine Meadows Amphitheater, a California general partnership. The sale of the Company's interest in the Avalon West Coast Entities was consummated pursuant to a Purchase Agreement between the Company and SFX.

         Pursuant to the Purchase Agreement, the Company received $9,915,000 in cash and reimbursement for approximately $300,000 of expenses. The Company also received a license to continue to use the name "Avalon" in connection with the future business operations of the Company's wholly-owned subsidiary, Avalon Entertainment Group, Inc., a Tennessee corporation ("AEG"), and Warner/Avalon, AEG's joint venture with Warner Custom Music Corp.

         Concurrent with the closing of this transaction, the Company sold its fifty-one percent (51%) interest in Eric/Chandler Ltd., Inc., a Texas Corporation, to Robert E. Geddes, Thomas Miserendino and Brian F. Murphy (collectively, the "Minority Shareholders") and acquired from the Minority Shareholders the remaining forty-nine percent (49%) interest in Eric Chandler Merchandising, Inc., a California corporation, not owned by the Company. In addition, the Minority Shareholders resigned from all positions as directors, employees, officers and consultants of the Company.

         The foregoing description of the terms of the disposition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement relating to the disposition, a copy of which is attached hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

2.1 Purchase Agreement, dated as of May 13, 1998, among SFX Entertainment, Inc., TBA Entertainment Corporation and AWC Acquisition Corp.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TBA ENTERTAINMENT CORPORATION


Date: May 15, 1998                 By: /s/ Thomas J. Weaver III
                                      ------------------------------------------
                                           Thomas J. Weaver III
                                           Chief Executive Officer


                                   SFX ENTERTAINMENT, INC.


                                   By: /s/ Richard A. Liese
                                      ------------------------------------------
                                      Name:  Richard A. Liese
                                      Title: Vice President


                                   AWC ACQUISITION CORP.


                                   By: /s/ Thomas J. Weaver III
                                      ------------------------------------------
                                      Name:  Thomas J. Weaver III
                                      Title: Chief Executive Officer

                                INDEX TO EXHIBITS

                                                                                       Sequentially
Exhibit                                                                                 Numbered
Number                      Description of Document                                       Page
-------                     -----------------------                                    ------------
2.1       Purchase  Agreement, dated as of May 13, 1998, among SFX
          Entertainment, Inc., TBA Entertainment Corporation and AWC Acquisition
          Corp.